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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 11, 2003



                    PANHANDLE EASTERN PIPE LINE COMPANY, LLC
             (Exact name of registrant as specified in its charter)

           Delaware                       1-2921                   44-0382470
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                  5444 Westheimer Court                77056
                                  Houston, Texas 77056               (Zip Code)
                         (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 989-7000

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


This report is being amended to include the letter from Ernst and Young LLP attached hereto as Exhibit 99.1.



ITEM 7.  EXHIBITS

(c)      Exhibits

Exhibit
Number                     Description
------   -----------------------------------------------------------------------
99.1                 Letter of Ernst & Young LLP, independent auditors.



This report and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Panhandle Eastern Pipe Line Company cautions that actual results and developments may differ materially from such projections or expectations. Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of any new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; the effect of any stock purchases; and the effect of strategic initiatives (including: any recent pending or potential acquisitions or merger, recent corporate restructuring activities, any sales of non-core assets, and any related financing arrangements including refinancings and debt repurchases) on earnings and cash flows.

                                                                   EXHIBIT 99.1



July 18, 2003


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir or Madam:

We have read paragraphs (b), (c) and (d) of Item 4 included in the Form 8 K dated July 18, 2003 of Panhandle Eastern Pipeline Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                         Very truly yours,

                                                        /s/ ERNST AND YOUNG LLP





cc:      Gary Lefelar
         Vice President and Controller
         Panhandle Eastern Pipeline Company

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PANHANDLE EASTERN PIPE LINE COMPANY


Dated:  July 22, 2003               By:    /s/ David J. Kvapil
                                       -------------------------------
                                           David J. Kvapil
                                           Executive Vice President and Chief
                                           Financial Officer